Exhibit 99.1

Press Release
November 25, 2009
Contact: Steven F. Groth
Chief Financial Officer
212-599-8000
sgroth@financialfederal.com


Financial Federal Corporation Announces Postponement of 2009
Annual Meeting


NEW YORK, NY - Financial Federal Corporation (NYSE: FIF) ("Financial Federal") today announced that, as a result of its pending merger with People's United Financial, Inc. ("People's United") and in anticipation of a special meeting of stockholders to vote on the merger, the 2009 annual meeting of stockholders previously scheduled for December 8, 2009 has been postponed indefinitely. The date of the special meeting has not yet been set. Financial Federal will announce the date, time and place of the special meeting once a determination has been made.
Financial Federal's 2009 annual meeting of stockholders will only be held in the event the merger is not approved or otherwise does not occur, in which case a new date for the annual meeting will be announced.

About Financial Federal Corporation
-----------------------------------
Financial Federal (financialfederal.com) is a financial services company providing collateralized lending, financing and leasing services nationwide to small and medium sized businesses in the general construction, road and infrastructure construction and repair, road transportation and refuse industries.

Additional Information About this Transaction
---------------------------------------------
In connection with the proposed merger, People's United will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a proxy statement of Financial Federal that also constitutes a prospectus of People's United. Financial Federal will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by People's United and Financial Federal with the SEC at the SEC's website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing People's United website at www.peoples.com under the tab "Investor Relations" and then under the heading "Financial Information" or by accessing Financial Federal's website at www.financialfederal.com under the tab "Investor Relations - SEC Filings".

Participants in this Transaction
--------------------------------
People's United, Financial Federal and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Financial Federal stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Financial Federal stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of People's United in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its definitive proxy statement filed with the SEC on March 25, 2009. You can find information about Financial Federal's executive officers and directors in its Annual Report on Form 10-K for the year ended July 31, 2009 and in its definitive proxy statement filed with the SEC on November 5, 2009. You can obtain free copies of these documents from People's United or Financial Federal using the contact information above.


This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.


Forward Looking Statements
--------------------------
This press release contains statements that may be considered forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe harbor provisions. These forward-looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future expectations. These differences may be the result of various factors, including, among others:
(1) failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all;
(2) failure of the shareholders of Financial Federal Corporation to approve the merger agreement; (3) disruptions to the parties' businesses as a result of the announcement and pendency of the merger; (4) costs or difficulties related to the integration of the businesses following the merger; (5) changes in general, national or regional economic conditions; (6) the risk that the anticipated benefits, cost savings and any other savings from the transaction may not be fully realized or may take longer than expected to realize (7) changes in loan default and charge-off rates; (8) reductions in deposit levels necessitating increased borrowings to fund loans and investments; (9) changes in interest rates or credit availability; (10) changes in levels of income and expense in noninterest income and expense related activities; and
(11) competition and its effect on pricing, spending, third-party relationships and revenues.

For additional factors that may affect future results, please see People's United's and Financial Federal Corporation's filings with the Securities and Exchange Commission, including People's United's Annual Report on Form 10-K for the year ended
December 31, 2008 and Financial Federal Corporation's Annual Report on Form 10-K for the year ended July 31, 2009. People's United and Financial Federal Corporation undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or other changes.